Note 20 - Shareholders' Equity	12 Months Ended
Dec. 31, 2015
Disclosure Text Block [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

NOTE 20: SHAREHOLDERS’ EQUITY

In connection with the Company’s reorganization and emergence from bankruptcy, all shares of the Predecessor Company’s common stock were canceled. The Successor Company has 560 million shares of authorized stock, consisting of: (i) 500 million shares of common stock, par value $0.01 per share and (ii) 60 million shares of preferred stock, no par value, issuable in one or more series. As of December 31, 2015 and December 31, 2014 there were 42.0 million and 41.9 million shares of common stock outstanding, respectively, and no shares of preferred stock issued and outstanding.

On the Effective Date, the Company issued, to the holders of general unsecured claims and the retiree settlement unsecured claim, net-share settled warrants to purchase: (i) 2.1 million shares of common stock at an exercise price of $14.93 and (ii) 2.1 million shares of common stock at an exercise price of $16.12. The warrants are classified as equity instruments and reported within Additional paid in capital in the Consolidated Statement of Financial Position at their fair value as of the Effective Date ($24 million).  As of December 31, 2015, there were warrants outstanding to purchase 3.6 million shares of common stock.

During each of the years ended December 31, 2015 and December 31, 2014, the Company repurchased shares of common stock for approximately $1 million to satisfy tax withholding obligations in connection with the issuance of stock to employees under the 2013 Plan. Treasury stock consisted of approximately 0.3 million shares and 0.2 million shares at December 31, 2015 and December 31, 2014, respectively.